UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

April 3, 2007

EXCO RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Texas	0-9204	74-1492779
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

12377 Merit Drive		75251
Suite 1700, LB 82 Dallas, Texas		(Zip Code)
(Address of principal
executive offices)

Registrant’s telephone number, including area code: (214) 368-2084

(Former name or former address, if changed since last report): Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01            Regulation FD Disclosure.

EXCO Resources, Inc. (“EXCO”) will host a conference call today, April 3, 2007, at 2:00 p.m. (CDT) to discuss the recent events set forth in the presentation materials contained in Exhibit 99.1 hereto and respond to questions.  Please call (800) 309-5788 if you wish to participate, and ask for the EXCO conference call ID #4497156.  The conference call will also be webcast live on EXCO’s website at http://www.excoresources.com under the Investor Relations tab.  These presentation materials were posted on EXCO’s website on Monday, April 2, 2007, after market close. A digital recording will be available starting two hours after the completion of the conference call until 11:59 p.m., April 10, 2007.  Please call (800) 642-1687 and enter conference ID #4497156 to hear the recording.  A digital recording of the conference call will also be available on EXCO’s website.

In accordance with general instruction B.2 to Form 8-K, information contained in Exhibit 99.1 is being “furnished” and not “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933.

Section 9 — Financial Statements and Exhibits

Item 9.01     Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

99.1	Overview of Recent Events, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXCO RESOURCES, INC.

Date: April 3, 2007	By:	/s/ J. DOUGLAS RAMSEY
J. Douglas Ramsey, Ph.D.
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Overview of Recent Events, filed herewith.